                                                                   Exhibit 10.37

                    [LOGO of PROTEIN POLYMER TECHNOLOGIES]




                   -----------------------------------------


                         SECURITIES PURCHASE AGREEMENT


                   -----------------------------------------






                                 July 19, 2001



                                 PaulHastings

                     Paul, Hastings, Janofsky & Walker LLP
            555 South Flower Street, Los Angeles, California 90071

                               TABLE OF CONTENTS
                               -----------------

                                                                                        Page
                                                                                        ----
1.   Definitions.......................................................................   1

2.   Authorization of Securities.......................................................   4

3.   Sale and Purchase of Preferred Stock and Warrants.................................   4

4.   Register of Securities; Restrictions on Transfer of Securities; Removal of
     Restrictions on Transfer of Securities............................................   6
     4.1   Register of Securities......................................................   6
     4.2   Restrictions on Transfer....................................................   6
     4.3   Removal of Transfer Restrictions............................................   9

5.   Representations and Warranties by and Covenants of the Company....................   9
     5.1   Organization, Standing, etc.................................................   9
     5.2   Certificate of Incorporation and Bylaws.....................................   9
     5.3   Subsidiaries................................................................   9
     5.4   Qualification...............................................................   9
     5.5   Capital Stock...............................................................  10
     5.6   Corporate Acts and Proceedings..............................................  10
     5.7   Compliance with Other Instruments...........................................  10
     5.8   Binding Obligations.........................................................  11
     5.9   Securities Laws.............................................................  12
     5.10  Financial Statements........................................................  12
     5.11  Changes.....................................................................  12
     5.12  Material Agreements of the Company..........................................  12
     5.13  Litigation..................................................................  13
     5.14  Brokers or Finders..........................................................  13
     5.15  Disclosure..................................................................  13
     5.16  Intellectual Property.......................................................  13
     5.17  Retirement Obligations......................................................  13
     5.18  No Governmental Consent or Approval Required................................  14
     5.19  Registration................................................................  14
     5.20  Reporting Status............................................................  14
     5.21  Title to Property and Assets................................................  14
     5.22  Environmental and Safety Laws...............................................  14
     5.23  Absence of Undisclosed Liabilities..........................................  15

6.   Conditions of Parties' Obligations................................................  15
     6.1   Conditions of Investors' Obligations at the Closing.........................  15
     6.2   Conditions of Company's Obligations.........................................  16

7.   [Intentionally Omitted.]..........................................................  16

8.   Rights of First Refusal...........................................................  16
     8.1   Subsequent Offerings........................................................  16
     8.2   Exercise of Rights..........................................................  17
     8.3   Issuance of Equity Securities to Other Persons..............................  17

                               TABLE OF CONTENTS
                               -----------------
                                  (continued)

                                                                                        Page
                                                                                        ----
     8.4    Termination of Rights of First Refusal....................................   17
     8.5    Excluded Securities.......................................................   17
     8.6    Prior Rights..............................................................   18

9.   Registration of Restricted Stock.................................................   18
     9.1    Required Registration.....................................................   18
     9.2    Registration Procedures...................................................   19
     9.3    Expenses..................................................................   20
     9.4    Indemnification...........................................................   20
     9.5    Reporting Requirements Under the Exchange Act.............................   23
     9.6    Stockholder Information...................................................   23

10.  Miscellaneous....................................................................   23
     10.1   Waivers and Amendments....................................................   23
     10.2   Effect of Waiver or Amendment.............................................   23
     10.3   Rights of Holders Inter Se................................................   24
     10.4   Exculpation Among Investors and Holders...................................   24
     10.5   Brokers or Finders........................................................   24
     10.6   Notices...................................................................   24
     10.7   Severability..............................................................   25
     10.8   Parties in Interest.......................................................   25
     10.9   Headings..................................................................   25
     10.10  Choice of Law.............................................................   25
     10.11  Expenses..................................................................   25
     10.12  Counterparts..............................................................   25
     10.13  Publicity.................................................................   26


ANNEXES
     A  -  Schedule of Investors and Required Payment
     B  -  Certificate of Designation of Series H Preferred Stock
     C  -  Form of First Warrant
     D  -  Form of Second Warrant
     E  -  Risk Factors
     F  -  Schedule of Exceptions and Disclosure Schedule
     G  -  Form of Legal Opinion
     H  -  Form of Press Release

                                    SERIES H


                         SECURITIES PURCHASE AGREEMENT
                         -----------------------------

          THIS SECURITIES PURCHASE AGREEMENT (this "Agreement") is entered into
                                                    ---------
as of July 19, 2001 among Protein Polymer Technologies, Inc., a Delaware corporation (the "Company"), and the other Persons listed on Annex A hereto
                  -------                                    -------
(sometimes referred to herein individually as "Investor" and sometimes
                                               --------
collectively as "Investors").
                 ---------

               1.   Definitions. Unless the context otherwise requires, the
                    -----------
terms defined in this Section 1 shall have the meanings herein specified for all purposes of this Agreement, applicable to both the singular and plural forms of any of the terms herein defined. All accounting terms defined in this Section 1 and those accounting terms used in this Agreement not defined in this Section 1 shall, except as otherwise provided for herein, be construed in accordance with those generally accepted accounting principles that the Company is required to employ by the terms of this Agreement. If and so long as the Company has any Subsidiary, the accounting terms defined in this Section 1 and those accounting terms appearing in this Agreement but not defined in this Section 1 shall be determined on a consolidated basis for the Company and each of its Subsidiaries, and the financial statements and other financial information to be furnished by the Company pursuant to this Agreement shall be consolidated.

                    "2000 Annual Report" shall mean the Company's Report on Form
                     ------------------
10-KSB for the fiscal year ended December 31, 2000.

                    "Action" shall mean any action, suit, arbitration or other
                     ------
legal, administrative or other proceeding by or before any court, arbitrator or Governmental Entity.

                    "Agreement" shall mean this Securities Purchase Agreement.
                     ---------

                    "Balance Sheet" and "Balance Sheet Date" shall have the
                     -------------       ------------------
meaning assigned to such terms in Section 5.10 hereof.

                    "Board" shall mean the Board of Directors of the Company.
                     -----

                    "California Securities Law" shall mean the California
                     -------------------------
Corporate Securities Law of 1968, as amended.

                    "Certificate" shall have the meaning assigned to it in
                     -----------
Section 2 hereof.

                    "Closing" and "Closing Date" shall have the meanings
                     -------       ------------
assigned to such terms in Section 3(b) hereof.

                     "Common Stock" shall mean the Company's common stock, par
                      ------------
value $0.01 per share.

                    "Commission" shall mean the Securities and Exchange
                     ----------
Commission.

                    "Company" shall have the meaning assigned to it in the
                     -------
introductory paragraph of this Agreement.

                    "Conversion Stock" shall have the meaning assigned to it in
                     ----------------
Section 2 hereof.

                    "Equity Security" shall mean the Common Stock, or any
                     ---------------
security convertible into the Common Stock, or any security carrying any warrant or right to subscribe to or purchase the Common Stock, or any such warrant or right.

                    "First Warrants" shall have the meaning assigned to such
                     --------------
term in Section 2 hereof.

                    "First Warrant Stock" shall have the meaning assigned to
                     -------------------
such term in Section 2 hereof.

                    "Form 10-QSB" shall mean the Company's Quarterly Report on
                     -----------
Form 10-QSB for the quarterly period ended March 31, 2001.

                    "Governmental Entity" shall mean any federal, state, local
                     -------------------
or foreign governmental bureau, commission, board, agency or instrumentality.

                    "Holder" of any security shall mean the record or
                     ------
beneficial owner of such security. A Holder of Preferred Stock shall be treated as the Holder of the Conversion Stock underlying the Preferred Stock and a Holder of a Warrant shall be treated as the Holder of the Warrant Stock underlying the Warrant.

                    "Holders of a Majority of the Preferred Stock" shall mean,
                     --------------------------------------------
on a given date, the Person or Persons who are the Holders of greater than 50% of the outstanding Preferred Stock.

                    "Initial Investors" shall mean those Investors purchasing
                     -----------------
Preferred Stock and Warrants at the Closing.

                    "Investor" shall have the meaning assigned to it in the
                     --------
introductory paragraph of this Agreement.

                    "Material Adverse Effect" shall mean a material and
                     -----------------------
adverse effect on the business, assets, property, business prospects, or financial condition of the Company.

                    "Person" shall mean any natural person, corporation, trust,
                     ------
association, company, partnership, joint venture and other entity and any government, governmental agency, instrumentality or political subdivision.

                    "Preferred Stock" shall have the meaning assigned to it in
                     ---------------
Section 2 hereof.

                    "Required Payment" shall mean, with respect to each
                     ----------------
Investor, the number of shares of Preferred Stock purchased by such Investor, multiplied by $100.00, as set forth on Annex A hereto.
                                       -------

                    "Restricted Stock" means (i) the Common Stock issued or
                     ----------------
issuable to the Investors upon conversion of the Preferred Stock issued and sold pursuant to this Agreement or upon exercise of the Warrants and (ii) any Common Stock issued or issuable (either directly or upon the conversion or exercise of any warrant, right, or other security) with respect to the Common Stock referred to in clause (i) above by way of a stock dividend or stock split or in connection with a combination of shares, reclassification, recapitalization, merger or consolidation or reorganization; provided, however, that such shares
                                           --------  -------
of Common Stock shall only be treated as Restricted Stock if and so long as they have not been (x) sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, or (y) sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under Section 4(1) thereof so that all transfer restrictions and restrictive legends with respect to such Common Stock are removed upon the consummation of such sale and the Company receives an opinion of counsel for the Company (with a copy to the seller of such Common Stock), which shall be in form and content reasonably satisfactory to the Company, to the effect that such Common Stock in the hands of the purchaser is freely transferable without restriction or registration under the Securities Act in any public or private transaction.

                    "Rule 144" shall mean Rule 144 of the Commission under the
                     --------
Securities Act.

                    "Second Warrants" shall have the meaning assigned to such
                     ---------------
term in Section 2 hereof.

                    "Second Warrant Stock" shall have the meaning assigned to
                     --------------------
such term is Section 2 hereof.

                    "Securities" shall have the meaning assigned to it in
                     ----------
Section 2 hereof.

                    "Securities Act" shall mean the Securities Act of 1933, as
                     --------------
amended.

                    "Stock Plans" shall mean the Company's 1989 Stock Option
                     -----------
Plan, 1992 Stock Option Plan, 1996 Non-Employee Directors' Stock Option Plan and Employee Stock Purchase Plan, collectively.

                    "Subsequent Closing" and "Subsequent Closing Date" shall
                     ------------------       -----------------------
have the meanings assigned to such terms in Section 3(c) hereof.

                    "Subsidiary" shall mean any Person, at least 50% of the
                     ----------
outstanding voting stock of which is at the time owned or controlled directly or indirectly by the Company or by one or more of such subsidiary entities or both, where "voting stock" means any shares of stock having general voting power in electing the board of directors.

                    "Suspension Period" shall have the meaning assigned to it in
                     -----------------
Section 9.1(b) hereof.

                    "Warrants" shall mean the First Warrants and Second
                     --------
Warrants, collectively.

                    "Warrant Stock" shall mean the First Warrant Stock and
                     -------------
Second Warrant Stock, collectively.

               2.   Authorization of Securities. The Company has authorized the
                    ---------------------------
issue and sale of up to (i) 30,000 shares of its Series H Convertible Preferred Stock, par value $0.01 per share (the "Preferred Stock"), having the rights,
                                       ---------------
preferences and privileges set forth in the Certificate of Designation attached hereto as Annex B (hereinafter referred to as the "Certificate"), (ii) warrants,
          -------                                  -----------
having terms and conditions in the form of Warrant attached hereto as Annex C
                                                                      -------
(collectively, the "First Warrants"), to purchase up to an aggregate of 450,000
                    --------------
shares of Common Stock (the "First Warrant Stock") and (iii) warrants, having
                             -------------------
terms and conditions in the form of Warrant attached hereto as Annex D
                                                               -------
(collectively, the "Second Warrants"), to purchase up to an aggregate of 300,000
                    ---------------
shares of Common Stock (the "Second Warrant Stock"). The Common Stock into which
                             --------------------
the Preferred Stock is convertible is sometimes referred to herein as the "Conversion Stock"; and the Preferred Stock, the Warrants, the Warrant Stock and
 ----------------
the Conversion Stock are sometimes referred to herein individually and collectively as the "Securities."
                     ----------

            3.  Sale and Purchase of Preferred Stock and Warrants.
                -------------------------------------------------

               (a) Upon the terms and subject to the conditions herein contained, the Company agrees to sell to each Initial Investor, and each Initial Investor severally agrees to purchase from the Company, at the Closing on the Closing Date,

(i) the number of shares of Preferred Stock, and (ii) the First Warrants and the Second Warrants to purchase the number of shares of First Warrant Stock and Second Warrant Stock, in each case as set forth opposite its name on Annex A
                                                                     -------
hereto, and each Initial Investor shall pay to the Company the Required Payment.

                    (b) The initial closing of the sale to and purchase by the Initial Investors of Preferred Stock and Warrants (the "Closing") shall occur at
                                                        -------
the offices of Paul, Hastings, Janofsky & Walker, 555 South Flower Street, Los Angeles, California, at the hour of 10 o'clock A.M., California time, on July 24, 2001 or at such different time or day as the Initial Investors and the Company shall agree (the "Closing Date"). At the Closing, the Company will
                          ------------
deliver to each Investor instruments or certificates evidencing the Securities being purchased by it, each of which shall be registered in such Initial Investor's name as stated on Annex A hereto, against delivery to the Company of
                             -------
payment by cashier's check or wire transfer, or such other form acceptable to the Company, in an amount equal to the Required Payment of such Initial Investor; provided, however, that each of Johnson & Johnson Development
          --------  -------
Corporation and James Tagliaferri shall be deemed to have made its Required Payment through the cancellation by the Company of a convertible promissory note in the principal amount of $400,000 issued to such Initial Investor dated March 27, 2001.

                    (c) After the Closing, additional shares of Preferred Stock (which, together with the Preferred Stock issued at the Closing, shall not exceed 30,000 shares in the aggregate), additional First Warrants (which, together with the First Warrants issued at the Closing, shall not represent the right to acquire more than 450,000 shares of First Warrant Stock in the aggregate) and additional Second Warrants (which together with the Second Warrants issued at the Closing, shall not represent the right to acquire more than 300,000 shares of Second Warrant Stock in the aggregate), may be issued at one or more subsequent closings (each, a "Subsequent Closing") which shall be
                                          ------------------
held on or before October 31, 2001. Each Subsequent Closing shall be effective upon the date (a "Subsequent Closing Date") of the Company's receipt from an
                  -----------------------
Investor of a cashier's check or wire transfer funds in the amount of such Investor's Required Payment. Effective upon each such Subsequent Closing, the applicable Investor shall also enter into and become a party to this Agreement as if such Investor had executed such agreements at the Closing.

                    (d) Notwithstanding the foregoing, no shares of Preferred Stock, and no Warrants, shall be offered or sold after the Closing to any Investor if, in the opinion of the Company and its counsel, (i) such offer and sale would not be exempt from the registration and prospectus delivery requirements of the Securities Act and exempt from the registration or qualification requirements of all applicable state securities laws, or (ii) such offers and sales would detract from or adversely affect the availability and effectiveness of the exemption from or compliance with such federal and state requirements relied upon in respect of the offer and sale of Preferred Stock and Warrants to the Initial Investors at the Closing.

               (e)  At the Closing, the Company shall prepare Annex A with
                                                              -------
Investors purchasing Preferred Stock and Warrants at the Closing. Promptly after each Subsequent Closing, the Company shall amend Annex A as appropriate.
                                                 -------

          4.   Register of Securities; Restrictions on Transfer of Securities;
               ---------------------------------------------------------------
Removal of Restrictions on Transfer of Securities.
-------------------------------------------------

               4.1  Register of Securities.  The Company or its duly appointed
                    ----------------------
agent shall maintain a separate register for the shares of Preferred Stock, Warrants and Common Stock, in which it shall register the issue and sale of all such securities. All transfers of the Securities shall be recorded on the register maintained by the Company or its agent, and the Company shall be entitled to regard the registered holder of the Securities as the actual holder of the Securities so registered until the Company or its agent is required to record a transfer of such Securities on its register. Subject to Section 4.2(c) hereof, the Company or its agent shall be required to record any such transfer when it receives the Security to be transferred duly and properly endorsed by the registered holder thereof or by its attorney duly authorized in writing.

               4.2  Restrictions on Transfer.
                    ------------------------

                    (a) Each Investor understands and agrees that the Securities it will be acquiring have not been registered under the Securities Act, and that accordingly they will not be fully transferable except as permitted under various exemptions contained in the Securities Act, or upon satisfaction of the registration and prospectus delivery requirements of the Securities Act. Each Investor acknowledges that it must bear the economic risk of its investment in the Securities for an indefinite period of time since they have not been registered under the Securities Act and therefore cannot be sold unless they are subsequently registered or an exemption from registration is available.

                         (b)  Each Investor hereby represents and warrants to
the Company that:

                              (i)    Such Investor is acquiring the Securities
it has agreed to purchase (and, if applicable, will acquire the Warrant Stock and Conversion Stock) for investment purposes only, for its own account, and not as nominee or agent for any other Person, and not with the view to, or for resale in connection with, any distribution thereof within the meaning of the Securities Act.
                              (ii)   Such Investor knows of no public
solicitation or advertisement of an offer in connection with the Securities.

                              (iii)  Such Investor has carefully reviewed this
Agreement. Such Investor has had, during the course of the transaction and prior to its purchase of the Preferred Stock and Warrants, the opportunity to ask questions of and receive answers from the Company concerning the terms and conditions of the offering and to obtain additional information necessary to verify the accuracy of any information furnished to it or to which it had access. Such Investor has received all information that it has requested regarding the Company and believes that such information is sufficient to make an informed decision with respect to the purchase of the Preferred Stock and Warrants. Without limiting the generality of the foregoing, such Investor has received a copy of (A) the 2000 Annual Report, (B) the Form 10-QSB, and (C) the "Risk Factors" attached as Annex E hereto.
                     -------

                              (iv)      Such Investor is able to bear the
economic risk of its investment in the Preferred Stock and Warrants and has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of, and protecting its interests with respect to, its investment in the Preferred Stock and Warrants. Such Investor is aware of the risk involved in its investment in the Preferred Stock and Warrants and has determined that such investment is suitable for it in light of its financial circumstances and available investment opportunities.


                              (v)       This Agreement, when executed and
delivered by such Investor, constitutes the legal, valid and binding obligation of such Investor and is enforceable against such Investor in accordance with its terms.


                              (vi)      Such Investor is an "accredited
investor" as that term is defined in Rule 501 of Regulation D promulgated under the Securities Act.

                              (vii)     Such Investor's jurisdiction of
formation or incorporation (if applicable) and principal place of business or its residency as set forth on the signature page hereof or the annexes hereto by such Investor are accurate.

                              (viii)    The purchase by such Investor of the
Preferred Stock and Warrants hereunder does not violate or conflict with any law or regulation applicable to such Investor.

                              (ix)      No Person engaged by such Investor has,
or will have, any right or claim against the Company for any commission, fee or other compensation as a finder or broker, or in any similar capacity.

                         (c)  Each Investor hereby further agrees with the
Company as follows:

                              (i)       Subject to Section 4.3 hereof, the
instruments or certificates evidencing the Securities it has agreed to purchase, and each instrument or certificate issued in transfer thereof, will bear the following legend:

          "The securities evidenced by this certificate have not been registered under the Securities Act of 1933 and have been taken for investment purposes only and not with a view to the distribution thereof, and, except as stated in an agreement between the holder of this certificate, or its predecessor in interest, and the issuer corporation, such securities may not be sold or transferred unless there is an effective registration statement under such Act covering such securities or the issuer corporation receives an opinion, in form and content reasonably satisfactory to the issuer corporation, of counsel reasonably acceptable to the issuer corporation (which may be counsel for the issuer corporation) stating that such sale or transfer is exempt from the registration and prospectus delivery requirements of such Act."

                         (ii)   The instruments or certificates representing
such Securities, and each instrument or certificate issued in transfer thereof, will also bear any legend required under any applicable state securities law.

                         (iii)  Each Investor covenants that in no event will it
dispose of any of the Securities (other than pursuant to Rule 144 or pursuant to a registration statement filed with the Commission pursuant to the Securities
Act) unless and until (i) such Investor shall have notified the Company of the proposed disposition and shall have furnished the Company with a statement of the circumstances surrounding the proposed disposition, and (ii) if requested by the Company, such Investor shall have furnished the Company with an opinion of its counsel, reasonably satisfactory in form and substance to the Company, to the effect that (a) such disposition will not require registration under the Securities Act or (b) appropriate action necessary for compliance with the Securities Act and any applicable state, local or foreign law has been taken. The restrictions on transfer imposed by this Section 4.2(c)(iii) shall cease and terminate as to the Securities when: (i) such securities shall have been effectively registered under the Securities Act and sold by the holder thereof in accordance with such registration, or (ii) an opinion of the kind described in the preceding sentence states that all future transfers of such securities by the holder thereof would be exempt from registration under the Securities Act.

                         (iv)   Such Investor consents to the Company's making a
notation on its records to any transfer agent of the Common Stock, Warrants or Preferred Stock in order to implement the restrictions on transfer of the Securities mentioned in this subsection (c).

                    (d) Each Investor, or each Person executing this Agreement on behalf of an Investor, further represents and warrants to the Company that such Investor or other Person, as the case may be, has been duly authorized to, and has, and as of the Closing, and Subsequent Closing if applicable, will have, full power and authority (including corporate, if applicable) to, execute and deliver this Agreement on behalf of such Investor, and to make the representations and warranties to the Company in this Section 4 on behalf of such Investor, and to perform the obligations of such Investor, if any, under this Agreement.

               4.3  Removal of Transfer Restrictions. Any legend endorsed on a
                    --------------------------------
certificate evidencing a Security pursuant to Section 4.2(c)(i) hereof and the stop transfer instructions and record notations with respect to such Security shall be removed and the Company shall issue a certificate without such legend to the holder of such Security (a) if such Security is registered under the Securities Act, (b) if such holder provides the Company with an opinion, in form and content reasonably satisfactory to the Company, of counsel (which may be counsel for the Company) reasonably acceptable to the Company to the effect that a public sale or transfer of such Security may be made without registration under the Securities Act or (c) if such Security may be sold under Rule 144.

          5.   Representations and Warranties by and Covenants of the Company.
               --------------------------------------------------------------
In order to induce each Investor to enter into this Agreement and to purchase the Preferred Stock and Warrants, the Company hereby represents and warrants to each Investor that, except as set forth on Annex F hereto:
                                           -------

               5.1  Organization, Standing, etc.  The Company is a corporation
                    ---------------------------
duly organized,In order to validly existing and in good standing under the laws of the State of Delaware, and has all requisite corporate power and authority to carry on its business as presently conducted and as proposed to be conducted, to own and hold its properties and assets, to enter into this Agreement, to issue the Securities and to carry out the provisions hereof and the terms of the Certificate and the Securities.

               5.2  Certificate of Incorporation and Bylaws.  The copies of the
                    ---------------------------------------
Certificate of Incorporation and Bylaws of the Company which have been delivered to (or made available for inspection by) the Investors prior to the execution of this Agreement are true and complete and have not been amended or repealed, except for the amendments to the Certificate of Incorporation that will be accomplished by the filing of the Certificate with the Delaware Secretary of State.

               5.3  Subsidiaries.  The Company has no Subsidiaries or
                    ------------
affiliated companies and does not otherwise own or control, directly or indirectly, any equity interest in any corporation, association or business entity.

               5.4  Qualification.  The Company is duly qualified as a foreign
                    -------------
corporation and in good standing in the State of California. The Company is not qualified to do business as a foreign corporation in any other jurisdiction and such qualification is not required as of the date hereof, except where the failure to be so qualified would not have a Material Adverse Effect.

                    5.5   Capital Stock.
                          -------------

                         (a)  As of the Closing Date, the authorized capital
stock of the Company will consist of (i) 5,000,000 shares of preferred stock, par value $0.01 per share, 71,600 shares of which have been designated as Series D Preferred Stock, 2,000,000 shares of which have been designated as Series X Junior Participating Preferred Stock, 55,000 shares of which have been designated as the Series E Preferred Stock, 27,317 shares of which have been designated as the Series F Preferred Stock, and 35,000 of which have been designated as Series G Preferred Stock and (ii) 60,000,000 shares of Common Stock; and the Company will have no authority to issue any other capital stock. There are 1,344.01 shares of Series D Preferred Stock issued and outstanding, no shares of Series X Junior Participating Preferred Stock issued and outstanding, 29,312.50 shares of Series E Preferred Stock issued and outstanding, 26,420 shares of Series F Preferred Stock issued and outstanding and 21,000 shares of Series G Preferred Stock issued and outstanding and, as of the Closing, before giving effect to the transactions contemplated by this Agreement, 21,569,313 shares of Common Stock are issued and outstanding, and all such outstanding shares of Series D Preferred Stock, Series E Preferred Stock, Series F Preferred Stock, Series G Preferred Stock, and Common Stock have been duly authorized, validly issued, fully paid and nonassessable.

                         (b)  The Company has reserved a total of 19,644,017
shares of Common Stock for issuance upon the exercise of stock options or purchase rights granted under the Stock Plans or under other stock option agreements or warrants.

                         (c)   Except as contemplated by this Agreement or as
expressly provided in Annex F to this Agreement, the Company has no outstanding
                      -------
subscription, option, warrant, right of first refusal, preemptive right, call, contract, demand, commitment, convertible security or other instrument, agreement or arrangement of any character or nature whatever under which the Company is or may be obligated to issue Common Stock, preferred stock or other Equity Security of any kind.

                    5.6  Corporate Acts and Proceedings.  The Company has, and
                         ------------------------------
as of the Closing will have, full corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder and the transactions contemplated hereby. All corporate acts and proceedings required for the authorization, execution and delivery of this Agreement and the offer, issuance and delivery of the Securities and the performance of this Agreement and the terms of the Certificate have been lawfully and validly taken or will have been so taken prior to the Closing.

                    5.7  Compliance with Other Instruments.  The execution,
                         ---------------------------------
delivery and performance by the Company of this Agreement and the observance of the terms of the Certificate (a) will not require from the Board or stockholders of the Company any consent or approval that has not been validly and lawfully obtained, (b) will not require the Company to obtain or effect any authorization, consent, approval, license, exemption of or filing or registration with any Person, except such as shall have been lawfully and validly obtained prior to the Closing, (c) will not cause the Company to violate or contravene, except where such violation or contravention would not have a Material Adverse Effect, (i) any provision of law, (ii) any rule or regulation of any Governmental Entity or the National Association of Securities Dealers, (iii) any order, writ, judgment, injunction, decree, determination or award binding upon the Company, or (iv) any provision of the Certificate of Incorporation or Bylaws of the Company, (d) will not cause the Company to violate or be in conflict with, result in a breach by the Company of or constitute (with or without notice or lapse of time or both) a default by the Company under, any material agreement, lease or instrument, commitment or arrangement to which the Company is a party or by which the Company or any of its properties, assets or rights are bound or affected, except where such violation, conflict, breach or default would not have a Material Adverse Effect, and (e) will not result in the creation or imposition of any lien. The Company is not in violation of, or (with or without notice or lapse of time or both) in default under, any term or provision of its Certificate of Incorporation or Bylaws or of any indenture, loan or credit agreement, note agreement, deed of trust, mortgage, security agreement or other agreement, lease or other instrument, commitment or arrangement to which the Company is a party or by which any of the Company's properties, assets or rights are bound or affected, except where such violation or default would not have a Material Adverse Effect.

                              5.8  Binding Obligations.
                                   -------------------

                                   (a)  This Agreement constitutes the legal,
valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforcement is limited by bankruptcy, insolvency and other similar laws affecting the enforcement of creditors' rights generally, and by general equitable principles.

                                   (b)  The Warrants are duly authorized and,
when executed, delivered and paid for in accordance with the terms of this Agreement, will be free and clear of all liens and restrictions, other than liens that may have been created or suffered by the Investor and restrictions imposed by the Securities Act, state securities laws or this Agreement.

                                   (c)  The Preferred Stock is duly authorized
and, when issued and paid for in accordance with the terms of this Agreement, will be duly authorized, validly issued and outstanding, fully paid and nonassessable and free and clear of all liens and restrictions, other than liens that might have been created or suffered by the Investors and restrictions imposed by the Securities Act, state securities laws or this Agreement.

                                   (d)  The Conversion Stock and Warrant Stock
have been duly authorized and, when issued in accordance with the terms of the Certificate and the Warrants, respectively, will be duly authorized, validly issued and outstanding, fully paid and nonassessable and free and clear of all liens and might have been created or suffered by the Investors and restrictions imposed by the Securities Act, state securities laws or this Agreement.

               5.9   Securities Laws.  Subject to the accuracy of the
                     ---------------
representations and warranties contained in Section 4.2, the offer, issue and sale of the Preferred Stock, Warrants, Conversion Stock and (assuming no transfers of the Warrants and no change in applicable law between the date hereof and the date of exercise of the Warrants) the Warrant Stock are and will be exempt from the registration and prospectus delivery requirements of the Securities Act, and are and will be exempt from qualification under the California Securities Law and the state securities laws of the jurisdictions where the Investors are resident.

               5.10  Financial Statements.  Included in the Form 10-QSB are the
                     --------------------
Company's unaudited balance sheet (the "Balance Sheet") as of March 31, 2001
                                        -------------
(the "Balance Sheet Date"), and the unaudited statement of operations for the
      ------------------
three-month period then ended. Included in the 2000 Annual Report are the Company's audited balance sheets as of December 31, 2000 and 1999 and the audited statements of operations, cash flow and shareholders' equity for the period then ended, together with the related opinion of Ernst & Young LLP, independent certified public accountants. The foregoing financial statements (i) are complete and correct in all material respects and are in accordance with the books and records of the Company, (ii) present fairly the financial condition of the Company at the Balance Sheet Date and other dates therein specified and the results of operations and changes in financial position of the Company for the periods therein specified, and (iii) have been prepared in accordance with generally accepted accounting principles applied on a basis consistent with prior accounting periods, except that the unaudited financial statements are subject to year-end audit adjustments and do not contain footnotes or statements of shareholders' equity and cash flow.

               5.11  Changes.  Since the Balance Sheet Date, except as disclosed
                     -------
in the Form 10-QSB or on Annex F, there has been no event which would have a
                         -------
Material Adverse Effect, and the Company has not (a) mortgaged, pledged or subjected to lien any of its material assets, tangible or intangible, (b) sold, transferred or leased any of its assets, (c) cancelled or compromised any material debt or claim, or waived or released any right, of material value, (d) suffered any physical damage, destruction or loss (whether or not covered by insurance) having a material effect, (e) declared or paid any dividends on or made any other distributions with respect to, or purchased or redeemed, any of its outstanding Equity Securities, except for accrued dividends on the Series D Preferred Stock and the Series F Preferred Stock, or (f) suffered or experienced any material adverse change or loss in its business other than its continuing losses from operations.

               5.12  Material Agreements of the Company.  The Company is not a
                     ----------------------------------
party to or otherwise bound by any written or oral agreement, instrument or arrangement that is material to the Company except for those agreements listed in Item

13 of the 2000 Annual Report or as set forth on Annex F hereto. The Company has
                                                -------
furnished or made available to each Investor true and complete copies of all such agreements and all other agreements, instruments and other documents requested by any Investor or its authorized representative.

               5.13  Litigation.  There is no Action pending and, to the best
                     ----------
knowledge of the Company, there is no material Action threatened against the Company or its properties, assets or business. To the Company's best knowledge, the Company is not in default with respect to any order, writ, judgment, injunction, decree, determination or award of any court or of any Governmental Entity.

               5.14  Brokers or Finders.  Except as set forth on Annex F hereto,
                     ------------------                          -------
the Company has not incurred, and will not incur, directly or indirectly, as a result of any action taken by the Company, any liability for brokerage or finders' fees or agents' commissions or any similar charges in connection with this Agreement. The Company agrees to indemnify and hold harmless the Investors from any damages they incur as a result of any claims for such fees, commissions or charges.

               5.15  Disclosure.  The representations and warranties of the
                     ----------
Company contained herein, when read together with the annexes hereto and the Form 10-QSB and the 2000 Annual Report do not contain any untrue statement of material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they are made, not misleading.

               5.16  Intellectual Property.
                     ---------------------

                     (a) To the best of its knowledge, (i) the Company has sufficient title to and ownership of, free and clear of all liens, claims and encumbrances of any nature, all patents, patent rights, patent applications, inventions, trademarks, service marks, trade names, copyrights and information, proprietary rights and processes necessary for the conduct of its business, and
(ii) the use by the Company of the foregoing does not conflict with or constitute an infringement of the rights of others.

                     (b) The Company has not received any communications alleging that it has violated, and has no knowledge that the Company has violated, or by conducting its business, the Company will not, to the best of its knowledge, violate any of the patents, patent applications, inventions, trademarks, service marks, trade names, copyrights or trade secrets, confidential information, proprietary rights or processes of any other person.

               5.17  Retirement Obligations.  Except as set forth on Annex F
                     ----------------------                          -------
hereto, the Company does not have any Employee Benefit Plan as defined in the Employee Retirement Income Security Act of 1974, as amended, other than as disclosed in the 2000 Annual Report.

               5.18  No Governmental Consent or Approval Required.  Based in
                     --------------------------------------------
part on the representations made by the Investors in Section 4 of this Agreement, no authorization, consent, approval or other order of, declaration to, or registration, qualification, designation or filing with, any federal, state or local governmental agency or body is required by or from the Company for or in connection with the valid and lawful authorization, execution and delivery by the Company of this Agreement or any other agreement entered into by the Company in connection with this Agreement, and consummation of the transactions contemplated hereby or thereby, or for or in connection with the valid and lawful authorization, issuance, sale and delivery of the Preferred Stock and the Warrants or for or in connection with the valid and lawful authorization, reservation, issuance, sale and delivery of the Conversion Stock and the Warrant Stock, other than the filing of the Certificate with the Delaware Secretary of State, the qualification (or taking of such action as may be necessary to secure an exemption from qualification, if available) of the offer and sale of the Preferred Stock and Warrants under the California Securities Law and other applicable state or federal securities laws, which filings and qualifications, if required, will be accomplished in a timely manner so as to comply with such qualification or exemption from qualification requirements.

               5.19  Registration.  The Company's Common Stock is registered
                     ------------
pursuant to Section 12(g) of the Exchange Act and, except as set forth on Annex
                                                                          -----
F hereto, the Company has taken no action designed to, or likely to have the
-
effect of, terminating the registration of the Common Stock under the Exchange Act, nor has the Company received any notification that the Securities and Exchange Commission is contemplating terminating such registration.

               5.20  Reporting Status.  Except as set forth on Annex F hereto,
                     ----------------                          -------
the Company has filed in a timely manner all documents that the Company was required to file under the Exchange Act during the 12 months preceding the date of this Agreement and such documents complied in all material respects with the Commission's requirements as of their respective filing dates, and the information contained therein as of the date thereof did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made not misleading.

               5.21  Title to Property and Assets.  The Company owns its
                     ----------------------------
property and assets free and clear of all mortgages, liens, loans and encumbrances, except such encumbrances and liens that arise in the ordinary course of business or except where such encumbrances and liens are not reasonably likely to have a Material Adverse Effect. With respect to the property and assets it leases, the Company is in compliance in all material respects with such leases and, to the best of its knowledge, holds a valid leasehold interest free of any liens, claims or encumbrances.

               5.22  Environmental and Safety Laws.  To the best of its
                     -----------------------------
knowledge, the Company is not in violation in any material respect of any applicable statute, law or regulation relating to the environment or occupational health and safety, and to the best of its knowledge, no material expenditures are or will be required in order to comply with any such existing statute, law or regulation.

               5.23  Absence of Undisclosed Liabilities.  The Company has no
                     ----------------------------------
material obligations or liabilities of any nature (matured or unmatured, fixed or contingent) other than (i) those set forth or adequately provided for in the Company's financial statements included in the Form 10-QSB and the 2000 Annual Report or in the related Notes to Condensed Financial Statements included in the Form 10-QSB, (ii) those incurred in the ordinary course of business and not required to be set forth in the Balance Sheet under generally accepted accounting principles, (iii) those incurred in the ordinary course of business since the date of the Balance Sheet and not reasonably likely to have a Material Adverse Effect and (iv) those incurred in connection with the execution of this Agreement.

          6.   Conditions of Parties' Obligations.
               ----------------------------------

               6.1   Conditions of Investors' Obligations at the Closing.  The
                     ---------------------------------------------------
obligation of each Investor to purchase and pay for the Preferred Stock and Warrants which it has agreed to purchase on the Closing Date (or, if applicable, the Subsequent Closing Date) is subject to the fulfillment prior to or on the Closing Date (or, if applicable, the Subsequent Closing Date) of the following conditions, any of which may be waived in whole or in part by such Investor:

                     (a)  No Errors, etc.  The representations and warranties of
                          --------------
the Company under this Agreement shall be deemed to have been made again on the Closing Date (or, if applicable, the Subsequent Closing Date) and shall then be true and correct in all material respects.

                     (b)  Compliance with Agreement.  The Company shall have
                          -------------------------
performed and complied with, in all material respects, all covenants, agreements, obligations and conditions required by this Agreement to be performed or complied with by it on or before the Closing Date.

                     (c)  Certificate of the Company. The Company shall have
                          --------------------------
delivered to each Investor a certificate of the Company dated the Closing Date (or, if applicable, the Subsequent Closing Date), executed by its President, certifying the satisfaction of the conditions specified in subsections (a), (b),
(d), (e) and (g) of this Section 6.1.

                     (d)  Certificate.  The Certificate shall have been filed
                          -----------
with the Delaware Secretary of State.

                     (e)  Qualification.  All authorizations, approvals or
                          -------------
permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required from the Company in connection with the lawful issuance and sale of the Preferred Stock and Warrants to the Investors pursuant to this Agreement shall have been duly obtained and shall be effective on and as of the Closing.

                     (f)  Opinion of Company Counsel.  Upon request, each
                          --------------------------
Investor shall have received from Paul, Hastings, Janofsky & Walker, LLP, counsel for the Company, an opinion, dated as of the Closing Date (or, if applicable, as of the Subsequent Closing Date), in the form attached hereto as Annex G.
-------

                     (g)  Approval of Holders of Other Series of Preferred
                          ------------------------------------------------
Stock.  Each of (i) the holders of more than fifty percent of the outstanding
-----
Series D Preferred Stock, (ii) the holders of more than seventy-five percent of the outstanding Series E Preferred Stock, (iii) the holders of more than fifty percent of the outstanding Series F Preferred Stock, and (iv) the holders of more than fifty percent of the outstanding Series G Preferred Stock shall have consented to the issuance of the Preferred Stock and the other transactions contemplated hereby, and shall have waived their respective rights of first refusal with respect to the issuance of the Preferred Stock, the Warrants, the Warrant Stock and the Conversion Stock.

                     (h)  Minimum Investment.  The Initial Investors shall be
                          ------------------
committed to purchase not less than 12,000 shares of Preferred Stock at the Closing.

                     (i)  Proceedings and Documents.  All corporate and other
                          -------------------------
proceedings in connection with the transactions contemplated at the Closing and all documents incident thereto shall be reasonably satisfactory in form and substance to the Investors and their counsel, and the Investors shall have received all such counterpart originals and certified or other copies of such documents as they may reasonably request.

               6.2   Conditions of Company's Obligations.  The Company's
                     -----------------------------------
obligation to issue and sell the Preferred Stock and Warrants to the Investors on the Closing Date (or, if applicable, the Subsequent Closing Date) is subject to the fulfillment prior to or at such date of (i) the conditions precedent specified in paragraphs (d), (e), (g) and (h) of Section 6.1 hereof, (ii) the condition described in Section 3(c) hereof, if applicable, and (iii) the representations and warranties of the Investors under this Agreement shall be deemed to have been made again on the Closing Date (or, if applicable, the Subsequent Closing Date) and shall then be true and correct.

          7.   [Intentionally omitted.]

          8.   Rights of First Refusal.
               -----------------------

               8.1   Subsequent Offerings.  Each Investor shall have the right
                     --------------------
of first refusal to purchase, pro rata, all (or any part of all) Equity Securities that the Company may, from time to time, propose to sell and issue after the Closing Date, other than the Equity Securities excluded by Section 8.5 hereof. Each Investor's pro rata share of such Equity Securities is the ratio of the number of shares of Common Stock with respect to which such Investor is deemed to be a Holder immediately prior to the issuance of such Equity Securities (including in such number shares of Common Stock issuable upon conversion of the Preferred Stock held by such Investor) to the total number of shares of Common Stock with respect to which all Investors are deemed to be Holders immediately prior to the issuance of such Equity Securities (including in such number shares of Common Stock issuable upon conversion of the Preferred Stock held by all Investors).

               8.2   Exercise of Rights.  If and each time the Company proposes
                     ------------------
to issue any Equity Securities, it shall give each Investor written notice of its intention, describing the Equity Securities, the price, and the general terms and conditions upon which the Company proposes to issue the same. Each Investor shall have twenty (20) days from the giving of such notice to agree to purchase its pro rata share of such Equity Securities for the price and upon the terms and conditions specified in the notice by giving written notice to the Company and stating therein the quantity of Equity Securities to be purchased. Each Investor shall have a right of over allotment such that if any Investor fails to exercise its rights hereunder to agree to purchase its pro rata portion of the Equity Securities, the other Investors may agree to purchase the nonpurchasing Investor's portion on a pro rata basis, within ten (10) days from the end of such twenty (20) day period.

               8.3   Issuance of Equity Securities to Other Persons.  If the
                     ----------------------------------------------
Investors fail to exercise in full the rights of first refusal within such twenty (20) plus ten (10) days, the Company shall have sixty (60) days thereafter to complete the sale of the Equity Securities in respect of which the Investors' rights were not exercised, at a price and upon general terms and conditions no more favorable to the purchasers thereof than specified in the Company's notice to the Investors pursuant to Section 8.2 hereof. If the Company has not sold all of such Equity Securities within such sixty (60) days, the Company shall not thereafter issue or sell any of such Equity Securities without first offering such securities to the Investors in the manner provided above.

               8.4   Termination of Rights of First Refusal.  The rights of
                     --------------------------------------
first refusal established by this Section 8 shall terminate when there are no longer more than 10,000 shares of Preferred Stock outstanding.

               8.5   Excluded Securities.  The rights of first refusal
                     -------------------
established by this Section 8 shall have no application to any of the following Equity Securities: (a) Preferred Stock or Warrants issued pursuant to this Agreement, including without limitation pursuant to Section 3(c) hereof, (b) the Conversion Stock or the Warrant Stock, (c) stock issued pursuant to any rights or agreements (including, without limitation, convertible securities, options and warrants) outstanding on the date hereof as set forth on Annex F pursuant to
                                                             -------
Section 5.5(c) hereof, (d) any Common Stock issued to employees, officers, directors, consultants or advisors of the Company for the primary purpose of soliciting or retaining their services, whether issued pursuant to the Stock Plans or otherwise, (e) any Equity Securities issued for a consideration other than cash pursuant to a merger, consolidation, acquisition or similar business combination, (f) any Equity Securities issued in connection with any stock split, stock dividend or reverse stock split, (g) any Equity Securities issued in a bona fide, firmly underwritten public offering registered under the Securities Act, (h) any Equity Securities which the Holders of a Majority of Preferred Stock agree shall not be subject to this Section 8 and (i) shares of the Company's Series D Preferred Stock, Series E Preferred Stock, Series F Preferred Stock or Series G Preferred Stock outstanding on the date hereof and shares of Common Stock issuable upon conversion thereof or as a dividend thereon.

               8.6   Prior Rights.  Nothwithstanding anything to the contrary
                     ------------
herein, the rights set forth in this Section 8 are subject to the prior rights of first refusal of the Series D Preferred Stock and Series F Preferred Stock.

          9.   Registration of Restricted Stock.
               --------------------------------

               9.1   Required Registration.
                     ---------------------

                     (a) Subject to the existing registration rights of the holders of Series D Preferred Stock, Series E Preferred Stock, Series F Preferred Stock and Series G Preferred Stock, within ninety (90) to one hundred twenty (120) days after the Closing Date, the Company shall prepare and file a registration statement under the Securities Act, on a form selected by the Company, covering the Restricted Stock and shall use its commercially reasonable efforts to cause such registration statement to become effective as expeditiously as possible and to remain effective until the earlier to occur of the date (i) the Restricted Stock covered thereby have been sold, or (ii) by which all Restricted Stock covered thereby may be sold under Rule 144, without volume limitations.

                     (b) Following the effectiveness of a registration statement filed pursuant to this section, the Company may, at any time, suspend the effectiveness of such registration for up to 45 days, as appropriate (a "Suspension Period"), by giving notice to the Holders of Restricted Stock, if
 -----------------
the Company shall have determined that the Company may be required to disclose any material corporate development which disclosure may have a Material Adverse Effect on the Company. Notwithstanding the foregoing, no more than two Suspension Periods (i.e., 90 days) may occur in immediate succession. The Company shall use its best efforts to limit the duration and number of any Suspension Periods. The Holders of Restricted Stock agree that, upon receipt of any notice from the Company of a Suspension Period, the Holders of Restricted Stock shall forthwith discontinue disposition of Restricted Stock covered by such registration statement or prospectus until the Holders of Restricted Stock
(i) are advised in writing by the Company that the use of the applicable prospectus may be resumed, (ii) have received copies of a supplemental or amended prospectus, if applicable, and (iii) have received copies of any additional or supplemental filings which are incorporated or deemed to be incorporated by reference into such prospectus.

               9.2   Registration Procedures.  When the Company effects the
                     -----------------------
registration of the Securities under the Securities Act pursuant to Section 9.1(a) hereof, the Company will, at its expense, as expeditiously as possible:

                     (a) In accordance with the Securities Act and the rules and regulations of the Commission, prepare and file with the Commission a registration statement with respect to such securities and use its commercially reasonable efforts to cause such registration statement to become and remain effective for the period described herein, and prepare and file with the Commission such amendments to such registration statement and supplements to the prospectus contained therein as may be necessary to keep such registration statement effective for such period and such registration statement and prospectus accurate and complete for such period;

                     (b) Furnish to the Holders of securities participating in such registration such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as such Holders may reasonably request in order to facilitate the public offering of such securities;

                     (c) Use its commercially reasonable efforts to register or qualify the securities covered by such registration statement under such state securities or blue sky laws of such jurisdictions as such participating Holders may reasonably request within twenty (20) days following the original filing of such registration statement, except that the Company shall not for any purpose be required to execute a general consent to service of process or to qualify to do business as a foreign corporation in any jurisdiction where it is not so qualified;

                     (d) Notify the Holders participating in such registration, promptly after it shall receive notice thereof, of the date and time when such registration statement and each post-effective amendment thereto has become effective or a supplement to any prospectus forming a part of such registration statement has been filed;

                     (e) Notify such Holders promptly of any request by the Commission for the amending or supplementing of such registration statement or prospectus or for additional information;

                     (f) Prepare and file with the Commission, promptly upon the request of any such Holders, any amendments or supplements to such registration statement or prospectus which, in the opinion of counsel for such Holders, is required under the Securities Act or the rules and regulations thereunder in connection with the distribution of the Restricted Stock by such Holders;

                     (g) Prepare and promptly file with the Commission, and promptly notify such Holders of the filing of, such amendments or supplements to such registration statement or prospectus as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to such securities is required to be delivered under the Securities Act, any event has occurred as the result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading;

                     (h) In case any of such Holders is required to deliver a prospectus at a time when the prospectus then in circulation is not in compliance with the Securities Act or the rules and regulations of the Commission, prepare promptly upon request such amendments or supplements to such registration statement and such prospectus as may be necessary in order for such prospectus to comply with the requirements of the Securities Act and such rules and regulations; and

                     (i) Advise such Holders, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for that purpose and promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued.

               9.3   Expenses.  With respect to any registration effected
                     --------
pursuant to Section 9.1 hereof, all fees, costs and expenses of and incidental to such registration and the public offering in connection therewith shall be borne by the Company; provided, however, that the Holders of Restricted Stock shall bear their own legal fees, if any, and their pro rata share of any underwriting discounts or commissions, if any.

               9.4   Indemnification.
                     ---------------

                     (a) The Company will indemnify and hold harmless each Holder of shares of Restricted Stock which are included in a registration statement pursuant to the provisions of Section 9 hereof and any underwriter (as defined in the Securities Act) for such Holder, and any person who controls such Holder or such underwriter within the meaning of the Securities Act, and any officer, director, employee, agent, partner or affiliate of such Holder, from and against, and will reimburse such Holder and each such underwriter, controlling person, officer, director, employee, agent, partner and affiliate with respect to, any and all claims, actions, demands, losses, damages, liabilities, costs and expenses to which such Holder or any such underwriter or controlling person or any such officer, director, employee, agent, partner or affiliate may become subject under the Securities Act or otherwise, insofar as such claims, actions, demands, losses, damages, liabilities, costs or expenses arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (ii) any breach of any representation, warranty, agreement or covenant of the Company contained herein; provided, however, that the Company will not be liable in any such case to the extent that any such claim, action, demand, loss, damage, liability, cost or expense is caused by an untrue statement or alleged untrue statement or omission or alleged omission so made in strict conformity with information furnished by such Holder, such underwriter or such controlling person or such officer, director, employee, agent, partner or affiliate in writing specifically for use in the preparation thereof.

                     (b) Each Holder of shares of the Restricted Stock which are included in a registration pursuant to the provisions of Section 9 hereof will indemnify and hold harmless the Company, and any Person who controls the Company within the meaning of the Securities Act, from and against, and will reimburse the Company and such controlling Persons with respect to, any and all losses, damages, liabilities, costs or expenses to which the Company or such controlling Person may become subject under the Securities Act or otherwise, insofar as such losses, damages, liabilities, costs or expenses are caused by any untrue or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or are caused by the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was so made in reliance upon and in strict conformity with written information furnished by such Holder specifically for use in the preparation thereof. Notwithstanding the foregoing, the liability of any Holder of Restricted Stock pursuant to this subsection (b) shall be limited to an amount equal to the per share sale price (less any underwriting discount and commissions) multiplied by the number of shares of Restricted Stock sold by such Holder pursuant to the registration statement which gives rise to such obligation to indemnify (less the aggregate amount of any damages which such Holder has otherwise been required to pay in respect of such losses, damages, liabilities, costs or expenses or any substantially similar losses, damages, liabilities, costs or expenses arising from the sale of such Restricted Stock).

                     (c) Promptly after receipt by a party indemnified pursuant to the provisions of paragraph (a) or (b) of this Section 9.4 of notice of the commencement of any action involving the subject matter of the foregoing indemnity provisions, such indemnified party will, if a claim thereof is to be made against the indemnifying party pursuant to the provisions of paragraph (a) or (b), notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to an indemnified party otherwise than under this
Section 9.4 and shall not relieve the indemnifying party from liability under this Section 9.4 unless such indemnifying party is prejudiced by such omission. In case such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party shall have the right to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party pursuant to the provisions of such paragraph (a) or (b) for any legal or other expense subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation, unless an indemnified party reasonably concludes that there may be defenses available to it that are different from or additional to those available to the indemnifying party; provided, however, that in such event, the indemnifying party shall bear the fees and expenses of only one separate counsel for all indemnified parties. No indemnifying party shall be liable to an indemnified party for any settlement of any action or claim without the consent of the indemnifying party. No indemnifying party will consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

                     (d) If the indemnification provided for in subsection (a) or (b) of this Section 9.4 is held by a court of competent jurisdiction to be unavailable to a party to be indemnified with respect to any claims, actions, demands, losses, damages, liabilities, costs or expenses referred to therein, then each indemnifying party under any such subsection, in lieu of indemnifying such indemnified party thereunder, hereby agrees to contribute to the amount paid or payable by such indemnified party as a result of such claims, actions, demands, losses, damages, liabilities, costs or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions which resulted in such claims, actions, demands, losses, damages, liabilities, costs or expenses, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. Notwithstanding the foregoing, the amount any Holder of Restricted Stock shall be obligated to contribute pursuant to this subsection (d) shall be limited to an amount equal to the per share sale price (less any underwriting discount and commissions) multiplied by the number of shares of Restricted Stock sold by such Holder pursuant to the registration statement which gives rise to such obligation to contribute (less the aggregate amount of any damages which such Holder has otherwise been required to pay in respect of such claim, action, demand, loss, damage, liability, cost or expense or any substantially similar claim, action, demand, loss, damage, liability, cost or expense arising from the sale of such Restricted Stock). No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution hereunder from any person who was not guilty of such fraudulent misrepresentation.

               9.5  Reporting Requirements Under the Exchange Act. The Company
                    ---------------------------------------------
shall timely file such information, documents and reports as the Commission may require or prescribe under Section 13 of the Exchange Act. The Company acknowledges and agrees that the purpose of the requirements contained in this
Section 9.5 is to enable the Holders of Restricted Stock to comply with the current public information requirement contained in paragraph (c) of Rule 144 should any such Holder ever wish to dispose of any of the Restricted Stock without registration under the Securities Act in reliance upon Rule 144 (or any other similar exemptive provision).

               9.6  Stockholder Information. The Company may require each Holder
                    -----------------------
of Restricted Stock to furnish the Company such information with respect to such Holder and the distribution of its Restricted Stock as the Company may from time to time reasonably request in writing as shall be required by law or by the Commission in connection therewith.

          10.  Miscellaneous.
               -------------

               10.1  Waivers and Amendments.
                     ----------------------

                     (a) With the written consent of the Holders of a Majority of the Preferred Stock then outstanding, the obligations of the Company and the rights of the Holders of the Securities under this Agreement may be waived (either generally or in a particular instance, either retroactively or prospectively and either for a specified period of time or indefinitely), and with the same consent the Company, when authorized by resolution of its Board, may enter into a supplementary agreement for the purpose of changing in any manner or eliminating any of the provisions of this Agreement or of any supplemental agreement or modifying in any manner the rights hereunder of the Holders of the Securities and the Company; provided, however, that no such
                                           --------  -------
waiver or supplemental agreement shall reduce the aforesaid proportion of Preferred Stock, the Holders of which are required to consent to any waiver or supplemental agreement, without the consent of the Holders of all of the Preferred Stock.

                     (b) Upon the effectuation of each such waiver, consent or agreement of amendment or modification, the Company shall promptly give written notice thereof to the Holders of the Preferred Stock who have not previously consented thereto in writing.

               10.2  Effect of Waiver or Amendment. Each Investor acknowledges
                     -----------------------------
that by operation of Section 10.1 hereof the Holders of a Majority of the Preferred Stock then outstanding will, subject to the limitations contained in such

Section 10.1, have the right and power to diminish or eliminate certain rights of such Investor under this Agreement.

               10.3  Rights of Holders Inter Se. Each Holder of Securities shall
                     --------------------------
have the absolute right to exercise or refrain from exercising any right or rights which such Holder may have by reason of this Agreement or any Security, including, without limitation, the right to consent to the waiver of any obligation of the Company under this Agreement and to enter into an agreement with the Company for the purpose of modifying this Agreement or any agreement effecting any such modification, and such Holder shall not incur any liability to any other Holder or Holders of Securities with respect to exercising or refraining from exercising any such right or rights.

               10.4  Exculpation Among Investors and Holders. Each Investor
                     ---------------------------------------
acknowledges that it is not relying upon any other Investor, or any officer, director, employee, agent, partner or affiliate of any such other Investor, in making its investment or decision to invest in the Company or in monitoring such investment. Each Investor agrees that no Investor nor any controlling person, officer, director, stockholder, partner, agent or employee of any Investor shall be liable for any action heretofore or hereafter taken or omitted to be taken by any of them relating to or in connection with the Company or the Securities, or both. Without limiting the generality of the foregoing, no Investor (nor any of its affiliates, officers, directors, stockholders, partners, agents or employees) or other Holder of any Security shall have any obligation, liability or responsibility whatsoever for the accuracy, completeness or fairness of any or all information about the Company or any Subsidiary or their respective properties, business or financial and other affairs, acquired by such Investor or Holder from the Company or the respective officers, directors, employees, agents, representatives, counsel or auditors of either, and in turn provided to another Investor or Holder, nor shall any such Investor (or such other Person) have any obligation or responsibility whatsoever to provide any such information to any other Investor (or such other Person) or Holder or to continue to provide any such information if any information is provided.

               10.5  Brokers or Finders. Each Investor represents and warrants
                     ------------------
to the Company and each other Investor that, as a result of such Investor's actions, except as set forth under Section 5.14 of Annex F, no Person has, or as
                                                   -------
a result of the transaction as contemplated herein will have, any right or valid claim against the Company or any other Investor for any commission, fee or other compensation as a finder or broker, or in a similar capacity.

               10.6  Notices. All notices, requests, consents and other
                     -------
communications required or permitted hereunder shall be in writing and shall be given personally, by certified mail (return receipt requested, postage prepaid), by air courier (with signed acknowledgment of receipt) or by facsimile transmission (with confirmation of transmission):

          (a) If to any Holder of any of the Securities, addressed to such Holder at its address (or to its telecopier number) shown on his or its signature page hereto, or at such other address (or telecopier number) as such Holder may specify by written notice to the Company, or

          (b) If to the Company, addressed to it at 10655 Sorrento Valley Road, San Diego, California 92121 (or, if by telecopier, to (619) 558-6477) or at such other address (or telecopier number) as the Company may specify by written notice to the Investors, and each such notice, request, consent and other communication shall for all purposes of the Agreement be treated as being effective or having been given upon receipt.

               10.7   Severability. Should any one or more of the provisions of
                      ------------
this Agreement or of any agreement entered into pursuant to this Agreement be determined to be illegal or unenforceable, all other provisions of this Agreement and of each other agreement entered into pursuant to this Agreement, shall be given effect separately from the provision or provisions determined to be illegal or unenforceable and shall not be affected thereby.

               10.8   Parties in Interest. All the terms and provisions of this
                      -------------------
Agreement shall be binding upon and inure to the benefit of the respective successors of the parties hereto. This Agreement shall not run to the benefit of or be enforceable by any Person other than a party to this Agreement and his or its successors and permitted assigns.

               10.9   Headings. The headings of the Sections and paragraphs of
                      --------
this Agreement have been inserted for convenience of reference only and do not constitute a part of this Agreement.

               10.10  Choice of Law. This Agreement shall be governed by, and
                      -------------
construed in accordance with, the substantive laws of the State of Delaware, without regard to its principles of conflicts of laws.

               10.11  Expenses. Each party to this Agreement shall bear its own
                      --------
costs and expenses incurred with the negotiation and execution of this Agreement and the performance of the transactions contemplated hereby.

               10.12  Counterparts. This Agreement may be executed in any number
                      ------------
of counterparts and by different parties hereto in separate counterparts, with the same effect as if all parties had signed the same document. All such counterparts shall be deemed an original, shall be construed together and shall constitute one and the same instrument.

               10.13  Publicity.  No party hereto shall originate any press
                      ---------
release or other public announcement, written or oral, relating to this Agreement, or to performance hereunder or the existence of any arrangement among the parties hereto without the prior approval of the other parties hereto which may be the subject of such press release or announcement, except to the extent that such press release or announcement is reasonably concluded by a party to be required by applicable law. The Investors acknowledge that the Company will be required to file a copy of this Agreement, and the other agreements and instruments contemplated hereby, with the Commission and to describe these transactions in its public filings. Except as provided in the immediately following sentence, the Company shall not use the name of Johnson & Johnson Development Corporation or any of its affiliates for advertising or promotional purposes without the prior written consent of Johnson & Johnson Development Corporation. Johnson & Johnson Development Corporation hereby consents to the Company's issuing a press release substantially in the form attached hereto as Annex H.
-------

          IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed as of the date first above written.

                                         PROTEIN POLYMER TECHNOLOGIES, INC.


                                         By _______________________________
                                             J. Thomas Parmeter, President

                [INVESTOR SIGNATURE PAGE TO PURCHASE AGREEMENT]

The foregoing Agreement is hereby accepted as of the date first above written.


____________________________________


By: __________________________________
    Name: ____________________________
    Title: ___________________________


Address for Notices:


________________________
________________________
________________________
________________________
Attention: _____________

Telecopy: (___) ___-____

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